EXHIBIT 10.1

                     December 23, 1998 Loan Documents with
                               First Western Bank

                                 PROMISSORY NOTE

Principal     Loan Date    Maturity     Loan No.     Call         Collateral    Account      Officer      Initials

$1,350,000.00                           1100021329   410          27                         205

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:     International Plastics and Equipment Co      Lender:      FIRST WESTERN BANK, NATIONAL ASSOC
              R.D. #3, Box 7A                                           COMMERCIAL LOAN DEPARTMENT
              PO Box 5311                                               101 EAST WASHINGTON STREET
              New Castle, PA 16105                                      NEW CASTLE, PA  16101

--------------------------------------------------------------------------------


PRINCIPAL AMOUNT: $1,350,000.00   INTEREST RATE: 7.900%  DATE OF NOTE:  12-23-98

PROMISE TO PAY. International Plastics and Equipment Corp. ("Borrower") promises to pay to FIRST WESTERN BANK, NATIONAL ASSOCIATION ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Three Hundred Fifty Thousand & 00/100 Dollars ($1,350,000.00), together with interest on the unpaid principal balance from 12-23-98, until paid in full.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

         83 payments of $20,975.00 each payment and an irregular last payment. Borrower's first payment is due February 1, 1999, and all subsequent payments are due on the same day each month after that. Borrower's final payment will be due on January 1, 2006, and will be for all principal and all accrued not yet paid. Payments include principal and interest.

Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

PREPAYMENT PENALTY. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: Borrower shall pay a prepayment penalty if loan is refinanced by another financial institution prior to maturity equal to the then outstanding principal balance times the following percentages: Year 1: 3%; Year 2: 2 1/2%; Year 3: 1 1/2%; Year 4: 3/4%; Year 5: 1/2%; Year 6: 1/4%; Year 7: 0%;
prepayment penalty(s) shall be waived in the event company is sold by shareholders to an independent third party and Lender is paid off or in the event that First Western Bank, National Association, after being merged into Sky Financial Group, Inc. as contemplated by the definitive agreement dated December 14, 1998, is subsequently sold to any other independent financial institution. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this Note 2.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the existing interest rate provided for in this Note. This Note has been delivered to Lender and accepted by Lender in the Commonwealth of Pennsylvania. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Lawrence County, the Commonwealth of Pennsylvania. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL. This Loan is secured by a secured interest in inventory, chattel paper, accounts, equipment, general intangibles, and fixtures of the

                                 PROMISSORY NOTE
                                    (Continued)                           Page 2
================================================================================

Borrower as evidenced by a Commercial Security Agreement of even date herewith.

PURPOSE. This Loan is for the purpose of refinancing existing line of credit with term debt used for molds..

DEPOSITORY. Borrower shall maintain its main depository accounts with Lender during the term of the loans.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE, AND WITH OR WITHOUT COMPLAINT FILED, AS OF ANY TERM, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST, LATE CHARGES, AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE TOGETHER WITH INTEREST ON SUCH AMOUNTS, TOGETHER WITH COSTS OF SUIT, AND REASONABLE ATTORNEY'S COMMISSION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL

PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, EXCEPT ANY NOTICE AND/OR HEARING REQUIRED UNDER APPLICABLE LAW WITH RESPECT TO EXECUTION OF THE JUDGMENT, AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER'S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COPLETED COPY OF THE NOTE.

THIS NOTE HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

BORROWER:

International Plastics and Equipment Corp.

By: /S/ JOSEPH GIORDANO, JR.        (SEAL)   By: /S/ CHARLES J. LONG, JR. (SEAL)
    --------------------------------             -------------------------------
    Joseph Giordano, Jr., President              Charles J. Long, Jr., Secretary
                                                                      /Treasurer

ATTEST:
/S/ CHARLES J. LONG, JR.                (Corporate Seal)
------------------------
Secretary or Assistant Secretary


                                           SCHEDULE OF PROMISSORY NOTES

LOAN NO.         PRINCIPAL         INTEREST         PAYMENT TERMS                           COLLATERAL
                 AMOUNT            RATE

1100021361       $900,000          7.9%             83 payments of $13,983 each and         purchase money secured
                                                    an irregular last payment beginning     interest in five (5)
                                                    2-1-1999, with final payment due        Sardetto Injection
                                                    1-1-2006                                Molding Machines

1100021353       $900,000          7.9%             83 payments of $13,983 each and         five (5) Sardetto Injection
                                                    an irregular last payment beginning     Molding Machines
                                                    6-1-1999, with a final payment due
                                                    5-1-2006

1300063203       $1,122,000        7.5%             60 payments of $11,280 each             inventory, chattel paper,
                                                    beginning 2-1-1999; interest rate to    accounts, equipment,
                                                    be adjusted 1-1-2004 and every          general intangibles, and
                                                    60th month thereafter and payment       fixtures; first lien on the
                                                    adjusting on 2-1-2004 and on first      IPEC's premises at
                                                    day of each month following             Northgate Industrial Park,
                                                    interest rate adjustment; payable in    New Castle, Pennsylvania
                                                    full by 1-1-2012

1100021337       $2,500,000        7.75%            72 payments of $43,529 each and         inventory, chattel paper,
                                                    an irregular last payment beginning     accounts, equipment,
                                                    2-15-1999, with a final payment         general intangibles and
                                                    due 1-15-2005                           fixtures


                             BUSINESS LOAN AGREEMENT
================================================================================
Borrower: International Plastics and   Lender: FIRST WESTERN BANK, NATIONAL
          Equipment Corp.                      ASSOC
          R.D. #3, Box 7A                      COMMERCIAL LOAN DEPARTMENT
          PO Box 5311                          101 EAST WASHINGTON STREET
          New Castle, PA 1610                  NEW CASTLE, PA  16101
--------------------------------------------------------------------------------

THIS BUSINESS LOAN AGREEMENT between International Plastics and Equipment Corp. ("Borrower") and FIRST WESTERN BANK, NATIONAL ASSOCIATION ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of 12-23-98, and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

         BORROWER. The word "Borrower" means International Plastics and Equipment Corp.. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

         CERCLA.  The  word  "CERCLA"  means  the  Comprehensive   Environmental
         Response, Compensation, and Liability Act of 1980, as amended.

         COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

         GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a Security Interest.

         GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

         INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statue of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

         LENDER.   The  word  "Lender"   means  FIRST  WESTERN  BANK,   NATIONAL
         ASSOCIATION, its successors and assigns.

         LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

         PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender;
         (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)                            PAGE 2
================================================================================

         SARA.   The  word   "SARA"   means   the   Superfund   Amendments   and
         Reauthorization Act of 1986 as now or hereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel, including without limitation any guaranties described below.

         BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

         PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

         REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

         NO EVENT OF DEFAULT. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

         ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify wold have a material adverse effect on its businesses or financial condition.

         AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

         LEGAL EFFECT. This Agreement constitutes, and any instrument required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

         HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C.
         Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

         LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of



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                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)                            PAGE 3
================================================================================

         Borrower's Loans and Notes, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

         EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

         LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at R.D. #3, Box 7A, P.O. Box 5311, New Castle, PA 16105. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

         INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

         INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

         INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions spelled out in those guaranties.

            GUARANTORS                                     AMOUNTS
            ----------                                     -------
            Joseph Giordano, Jr. and Beth Lynn Giordano    $8,772,000.00
            Charles J. Long, Jr. and Cynthia L. Long       $8,772,000.00

         OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies ad liens, of every kind and nature, imposed upon borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and
         (b) Borrower shall have established on its accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

         PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

         OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.



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                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)                            PAGE 4
================================================================================

         INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lander, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

         COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least quarterly and at the time of initial disbursement of Loan(s) proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

         ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, and environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

         CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

         LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

GUARANTOR(S) FINANCIAL STATEMENTS. Guarantor(s) continually represent and warrant to Lender that each financial statement of Guarantor supplied to Lender does and will truly and completely disclose Guarantor's financial condition as of the date of the statement, and there has been no material adverse change in Guarantor's financial condition subsequent to the date of the most recent financial statement supplied to Lender and Guarantor(s) has no material contingent obligations except disclosed in such financial statements. Guarantor(s) covenant and agree with Lender that, while this Agreement is in effect, Guarantor(s) will furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Guarantor(s) personal financial statement and Federal Tax Return for the year ended, complied by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Guarantor(s) as being true and correct.

PURPOSE. This Loan is for the purpose of refinancing existing line of credit with term debt used for molds.

FINANCIAL STATEMENTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will furnish Lender with, as soon as available, but in no event later that ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, reviewed by a certified public accountant satisfactory to Lender, and as soon as available but in no event 30 days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, including Officer's compliance certificate, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and certified by Borrower as being true and correct.

DEPOSITORY. Borrower shall maintain its main depository accounts with Lender during the term of the loans.

TANGIBLE NET WORTH. The Borrower agrees to maintain at all times a tangible net worth of not less than Five hundred Thousand dollars ($500,000.00), based upon fiscal year end 1998 statements and One million dollars ($1,000,000.00), based upon fiscal year end 1999 statements.

DEBT SERVICE COVERAGE RATIO. Based on fiscal year end statements, Borrower must maintain a debt service coverage ratio of not less than 1.20: 1.0, based upon fiscal year end financial statements.

LEVERAGE RATIO. The Borrower will maintain a ratio of total liabilities to tangible net worth of not greater than 2.50 : 1.00 in fiscal year end 1998 and
2.0 : 1.0 in fiscal year end 1999, based upon fiscal year end financial statements. Debt subordinated to Lender shall be deemed equity for calculation purposes.

1999 BUDGET. The Borrower shall make available to Lender copies of all 1999 Contracts and Agreements upon which 1999 budget was based.



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                             BUSINESS LOAN AGREEMENT
                                  (CONTINUED)                             PAGE 5
================================================================================

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans. FAILURE SHALL CONTINUE FOR FIVE (5) DAYS.

         OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

         DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any
         creditor  of  any  Grantor   against  any   collateral   securing   the
         indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and in doing so, cure the Event of Default.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five (25%) or more of the common stock of Borrower.

         ADVERSE  CHANGE.   A  material  adverse  change  occurs  in  Borrower's
         financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

         INSECURITY. Lender, in good faith, deems itself insecure.

         RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such default: (a) cures the default withing fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the related Documents or available at law, inequity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to performance obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This agreement has been delivered to Lender and accepted by Lender in the Commonwealth of Pennsylvania. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Lawrence County, the Commonwealth of Pennsylvania. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         CAPTION   HEADINGS.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

         CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the

                             BUSINESS LOAN AGREEMENT
                                   (CONTINUED)                            PAGE 6
================================================================================

         rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

         NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceablility or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

         SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

         WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF 12-23-98.

THIS AGREEMENT HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

BORROWER:

International Plastics and Equipment Corp.

By: /S/ JOSEPH GIORDANO, JR.     (SEAL)      By: /S/ CHARLES J. LONG, JR. (SEAL)
    -----------------------------                -------------------------------
    Joseph Giordano, Jr., President              Charles J. Long, Jr., Secretary
                                                                      /Treasurer

ATTEST:


/S/ CHARLES J. LONG, JR.                                      (Corporate Seal)
--------------------------------------
Secretary or Assistant Secretary

LENDER:

FIRST WESTERN BANK, NATIONAL ASSOCIATION

By: /S/ JOHN D. KLINE
    -----------------------------------
      Authorized Officer

                          COMMERCIAL SECURITY AGREEMENT
================================================================================

PrincipalLoan Date    Loan Date     Maturity     Loan No.     Call     Collateral    Account    Officer     Initials

$1,350,000.00                       01-01-2006   1100021329   410      27                       205

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


Borrower: International Plastics and    Lender:  FIRST WESTERN BANK, NATIONAL
          Equipment Corp.                        ASSOC
          R.D. #3, Box 7A                        COMMERCIAL LOAN DEPARTMENT
          PO Box 5311                            101 EAST WASHINGTON STREET
          New Castle, PA 16105                   NEW CASTLE, PA  16101
--------------------------------------------------------------------------------

THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN INTERNATIONAL PLASTICS AND EQUIPMENT CORP. (REFERRED TO BELOW AS "GRANTOR"); AND FIRST WESTERN BANK, NATIONAL ASSOCIATION (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

         COLLATERAL.   The  word  "Collateral"  means  the  following  described
         property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                  ALL INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT, GENERAL INTANGIBLES AND FIXTURES

         In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                  (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

                  (b) All products and produce of any of the property described in this Collateral section.

                  (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

                  (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

                  (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

         Fixtures are and will be located on the following described real estate:

                  PARCEL E AND E-1,  NORTH GATE  CIRCLE,  NORTH GATE  INDUSTRIAL
                  PARK,  NESHANNOCK  TOWNSHIP,   LAWRENCE  COUNTY,  NEW  CASTLE,
                  PENNSYLVANIA.

         EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

         GRANTOR. The word "Grantor" means International Plastics and Equipment Corp., its successors and assigns

         GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the indebtedness.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statue of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

         LENDER.   The  word  "Lender"   means  FIRST  WESTERN  BANK,   NATIONAL
         ASSOCIATION, its successors and assigns.

         NOTE. The word "Note" means the note or credit agreement dated 12-23-98, in the principal amount of $1,350,000.00 from International Plastics and Equipment Corp. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

         PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to

                          COMMERCIAL SECURITY AGREEMENT
LOAN NO. 1100021329                (CONTINUED)                            PAGE 2
================================================================================

         LENDER FOR POSSESSION BY LENDER. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

         NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

         ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

         LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

         REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Some or all of the Collateral may be located at the real property described above. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the Commonwealth of Pennsylvania, without the prior written consent of Lender.

         TRANSACTIONS  INVOLVING  COLLATERAL.   Except  for  inventory  sold  or
         accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

         TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

         COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

         MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; or any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

         TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

         COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

         HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof

                          COMMERCIAL SECURITY AGREEMENT
LOAN NO. 1100021329                (CONTINUED)                            PAGE 3
================================================================================

         and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the indebtedness and the satisfaction of this Agreement.

         MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by an act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

         APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the indebtedness.

         INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non- interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

         INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following:
         (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. At any time and even though no Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

         DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

         OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

         DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

         INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral

                          COMMERCIAL SECURITY AGREEMENT
LOAN NO. 1100021329                (CONTINUED)                            PAGE 4
================================================================================

         securing the indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

         ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

         INSECURITY.  Lender, in good faith, deems itself insecure.

         RIGHT TO CURE. If any default, other than a Default on Indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have occurred) if Grantor, after Lender sends written notice demanding cure of such default, (a) cures the default within fifteen (15) days; or (b), if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Pennsylvania Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

         ACCELERATE INDEBTEDNESS. Lender may declare the entire indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

         ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

         SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

         COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chooses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

         OBTAIN  DEFICIENCY.  If  Lender  chooses  to  sell  any  or  all of the
         Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

         OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

         CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit or any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the Commonwealth of Pennsylvania. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the Commonwealth of Pennsylvania. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs

                         COMMERCIAL SECURITY AGREEMENT
LOAN NO. 1100021329               (CONTINUED)                             PAGE 5
================================================================================

         and such additional fees as may be directed by the court.

         CAPTION   HEADINGS.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for ALL obligations in this Agreement.

         NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may changes its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

         POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrecoverable and shall remain in full force and effect until renounced by Lender.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         SUCCESSOR INTERESTS. The terms of this Agreement shall be binding upon Grantor, and upon Grantor's heirs, personal representatives, successors, and assigns, and shall be enforceable by Lender and its successors and assigns.

         WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver os such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

PROPERTY. The term property as used above in the definition of collateral does not include hazardous substances or hazardous waste.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED 12/23/98.


THIS AGREEMENT HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

GRANTOR:

International Plastics and Equipment Corp.

By:   /S/ JOSEPH GIORDANO, JR.    (SEAL)    By:  /S/ CHARLES L. LONG, JR. (SEAL)
    ------------------------------             ---------------------------------
    Joseph Giordano, Jr., President            Charles J. Long, Jr., Secretary/
                                                                       Treasurer

ATTEST:

    /S/ CHARLES L. LONG JR.
-------------------------------------
 Secretary or Assistant Secretary                  (CORPORATE SEAL)

================================================================================

                   SCHEDULE OF COMMERCIAL SECURITY AGREEMENTS


LOAN NO.         PRINCIPAL         COLLATERAL
                 AMOUNT
1100021361       $900,000          All equipment, together with the following
                                   specifically described property:  Five (5)
                                   Sardetto Injection Molding Machines Model
                                   Series Eight Advantage 225/1334,25:1 Mixing
                                   Screw with SEF 100 Controller

1100021353       $900,000          All equipment, together with the following
                                   specifically described property:  Five (5)
                                   Sardetto Injection Molding Machines Model
                                   Series Eight Advantage 225/1334, 25:1 mixing screw with SEF 100 Controller

1100021337       $2,500,000        All inventory, chattel paper, accounts,
                                   equipment, general intangibles and fixtures located at Parcel E and E-1, North Gate
                                   Circle, North Gate Industrial Park,
                                   Neshannock Township, Lawrence County, New
                                   Castle, Pennsylvania

                             SUBORDINATION AGREEMENT
================================================================================

Borrower: International Plastics and     Lender:  FIRST WESTERN BANK, NATIONAL
          Equipment Copr.                         ASSOC
          R.D. #3, Box 7A                         COMMERCIAL LOAN DEPARTMENT
          PO Box 5311                             101 EAST WASHINGTON STREET
          New Castle, PA 16105                    NEW CASTLE, PA  16101

Creditor: Joseph Giordano, Jr.
          R.R. #1, Box 610, Phillips School Road
          New Wilmington, PA  16142
--------------------------------------------------------------------------------


THIS SUBORDINATION AGREEMENT IS ENTERED INTO AMONG INTERNATIONAL PLASTICS AND EQUIPMENT CORP. ("BORROWER"), WHOSE ADDRESS IS R.D. #3, BOX 7A, P.O. BOX 5311, NEW CASTLE, PA 16105; FIRST WESTERN BANK, NATIONAL ASSOCIATION ("LENDER"), WHOSE ADDRESS IS 101 EAST WASHINGTON STREET, NEW CASTLE, PA 16101; AND JOSEPH GIORDANO, JR. ("CREDITOR"), WHOSE ADDRESS IS R.R. #1, BOX 610, PHILLIPS SCHOOL ROAD, NEW WILMINGTON, PA 16142. As of this date, 12-23-98, Borrower is indebted to Creditor in the AGGREGATE AMOUNT OF ONE MILLION THREE HUNDRED THOUSAND & 00/100 Dollars ($1,300,000.00). This amount is the total indebtedness of every kind from Borrower to Creditor. Borrower and Creditor each want Lender to provide financial accommodations to Borrower in the form of (a) new credit or loan advances, (b) an extension of time to pay or other compromises regarding all or part of Borrower's present indebtedness to Lender, or (c) other benefits to Borrower. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. BASED ON THE REPRESENTATIONS AND ACKNOWLEDGMENTS CONTAINED IN THIS AGREEMENT, CREDITOR AND BORROWER AGREE WITH LENDER AS FOLLOWS:

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Subordination Agreement, as the Subordination Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Subordination Agreement from time to time.

         BORROWER.   The  word  "Borrower"  means  International   Plastics  and
         Equipment Corp..

         CREDITOR. The word "Creditor" means Joseph Giordano, Jr..

         LENDER.   The  word  "Lender"   means  FIRST  WESTERN  BANK,   NATIONAL
         ASSOCIATION, its successors and assigns.

         SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         SUBORDINATED INDEBTEDNESS. The words "Subordinated Indebtedness" mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from BORROWER TO CREDITOR. The term "Subordinated Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and attorneys' fees, all sums paid for the purpose of protecting the rights of a holder of security (such as a secured party paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), and all other obligations, secured or unsecured, of any nature whatsoever.

         SUPERIOR INDEBTEDNESS. The words "Superior Indebtedness" mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from BORROWER TO LENDER. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower's accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any nature whatsoever.

SUBORDINATION. ALL SUBORDINATED INDEBTEDNESS OF BORROWER TO CREDITOR IS AND SHALL BE SUBORDINATED IN ALL RESPECTS TO ALL SUPERIOR INDEBTEDNESS OF BORROWER TO LENDER. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's real property or personal property, Creditor also subordinates all its Security Interests to all Security Interests held by Lender, whether the Lender's Security Interest or Interests exist now or are acquired later.

PAYMENTS TO CREDITOR. Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (a) any PRINCIPAL payment upon any Subordinated Indebtedness, (b) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or (c) any transfer of any assets as security for the Subordinated Indebtedness, except upon Lender's prior written consent. INTEREST PAYMENTS ARE LIMITED AS PER COMMITMENT LETTER DATED 12-14-98.

In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (a) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (b) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall been paid in full.

In order that Lender may establish its right to prove claims and recover for its own account dividends based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor's records as may pertain to the Subordinated Indebtedness, and execute such instruments as may be required by Lender to enable Lender to enforce all such claims and collect all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the

                             SUBORDINATION AGREEMENT
                                   (CONTINUED)                            PAGE 2
================================================================================

terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor where necessary), for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

CREDITOR'S NOTES. Creditor agrees to deliver to Lender, at Lender's request, all notes of Borrower to Creditor, or other evidence of the Subordinated Indebtedness, now held or hereafter acquire by Creditor, while this Agreement remains in effect. At Lender's request, Borrower also will execute and deliver to Creditor a promissory note evidencing any book account or claim now or hereafter owed by Borrower to Creditor, which note also shall be delivered by Creditor to Lender. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement.

CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement;
(b) this Agreement is executed at Borrower's request and not at the request of Lender; (c) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (d) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower.

CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (a) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (c) to resort for payment or to proceed directly or at once against any person, including Borrower; (d) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior Indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to
Creditor,  (a)  make  one or more  additional  secured  or  unsecured  loans  to
Borrower; (b) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (d) release, substitute, agree not to sue, or deal with an one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Lender chooses; (e) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (f) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine; and (g) assign this Agreement in whole or in part.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect. In the event of a corporate reorganization or corporate arrangement of Borrower under the provisions of the Bankruptcy Code, as amended, this Agreement shall remain in full force and effect and the court having jurisdiction over the reorganization or arrangement. Any default by Borrower under the terms of the Subordinated Indebtedness also shall be a default under the terms of the Superior Indebtedness to Lender.

DURATION AND TERMINATION. This Agreement will take effect when received by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to the section titled "Creditor's Notes" above need not be returned until this Agreement has no further force or effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement.

         APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the Commonwealth of Pennsylvania. If there is a lawsuit, Creditor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Lawrence County, Commonwealth of Pennsylvania. Lender, Creditor and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender, Creditor or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. No provision contained in this Agreement shall be construed (a) as requiring Lender to grant to Borrower or to Creditor any financial assistance or other accommodations, or (b) as limiting or precluding Lender from the exercise of Lender's own judgment and discretion about amounts and times of payment in making loans or extending accommodations to Borrower.

         AMENDMENTS. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless made in writing and signed by Lender, Borrower, and Creditor.

         ATTORNEYS' FEES; EXPENSES. Creditor and Borrower agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Creditor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Creditor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

         SUCCESSORS. The Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement, and the covenants of Borrower and Creditor respecting subordination of the Subordinated Indebtedness in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any or all of the Superior Indebtedness.

         WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

                             SUBORDINATION AGREEMENT
                                   (CONTINUED)                            PAGE 3
================================================================================

BORROWER AND CREDITOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AS OF 12/23/98.

THIS AGREEMENT HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

BORROWER:

International Plastics and Equipment Corp.

By: /S/ JOSEPH GIODANO, JR.   (SEAL)         By: CHARLES J. LONG, JR.     (SEAL)
    -------------------------                    -------------------------
    Joseph Giordano, Jr., President              Charles J. Long, Jr., Secretary
                                                                      /Treasurer

ATTEST:

CHARLES J. LONG, JR.                                 (Corporate Seal)
--------------------------------
Secretary or Assistant Secretary

CREDITOR:

Joseph Giordano, Jr.

By: /S/ JOSEPH GIORDANO, JR.     (SEAL)
    ----------------------------

                             SUBORDINATION AGREEMENT
================================================================================

Borrower: International Plastics and      Lender:  FIRST WESTERN BANK, NATIONAL
          Equipment Corp.                          ASSOC
          R.D. #3, Box 7A                          COMMERCIAL LOAN DEPARTMENT
          PO Box 5311                              101 EAST WASHINGTON STREET
          New Castle, PA 16105                     NEW CASTLE, PA  16101

Creditor: Charles J. Long, Jr.
          R.R. #4, Box 62A
          New Castle, PA  16101
--------------------------------------------------------------------------------

THIS SUBORDINATION AGREEMENT IS ENTERED INTO AMONG INTERNATIONAL PLASTICS AND EQUIPMENT CORP. ("BORROWER"), WHOSE ADDRESS IS R.D. #3, BOX 7A, P.O. BOX 5311, NEW CASTLE, PA 16105; FIRST WESTERN BANK, NATIONAL ASSOCIATION ("LENDER"), WHOSE ADDRESS IS 101 EAST WASHINGTON STREET, NEW CASTLE, PA 16101; and Joseph Giordano, Jr. ("Creditor"), whose address is R.R. #1, Box 610, Phillips School Road, New Wilmington, PA 16142. As of this date, 12-23-98, Borrower is indebted to Creditor in the AGGREGATE AMOUNT OF ONE MILLION THREE HUNDRED THOUSAND & 00/100 Dollars ($1,300,000.00). This amount is the total indebtedness of every kind from Borrower to Creditor. Borrower and Creditor each want Lender to provide financial accommodations to Borrower in the form of (a) new credit or loan advances, (b) an extension of time to pay or other compromises regarding all or part of Borrower's present indebtedness to Lender, or (c) other benefits to Borrower. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. BASED ON THE REPRESENTATIONS AND ACKNOWLEDGMENTS CONTAINED IN THIS AGREEMENT, CREDITOR AND BORROWER AGREE WITH LENDER AS FOLLOWS:

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Subordination Agreement, as the Subordination Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Subordination Agreement from time to time.

         BORROWER.   The  word  "Borrower"  means  International   Plastics  and
         Equipment Corp..

         CREDITOR.  The word "Creditor" means Joseph Giordano, Jr..

         LENDER.   The  word  "Lender"   means  FIRST  WESTERN  BANK,   NATIONAL
         ASSOCIATION, its successors and assigns.

         SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         SUBORDINATED INDEBTEDNESS. The words "Subordinated Indebtedness" mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from BORROWER TO CREDITOR. The term "Subordinated Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and attorneys' fees, all sums paid for the purpose of protecting the rights of a holder of security (such as a secured party paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), and all other obligations, secured or unsecured, of any nature whatsoever.

         SUPERIOR INDEBTEDNESS. The words "Superior Indebtedness" mean and include without limitation all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from BORROWER TO LENDER. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs and attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower's accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any nature whatsoever.

SUBORDINATION. ALL SUBORDINATED INDEBTEDNESS OF BORROWER TO CREDITOR IS AND SHALL BE SUBORDINATED IN ALL RESPECTS TO ALL SUPERIOR INDEBTEDNESS OF BORROWER TO LENDER. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's real property or personal property, Creditor also subordinates all its Security Interests to all Security Interests held by Lender, whether the Lender's Security Interest or Interests exist now or are acquired later.

PAYMENTS TO CREDITOR. Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (a) any PRINCIPAL payment upon any Subordinated Indebtedness, (b) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or (c) any transfer of any assets as security for the Subordinated Indebtedness, except upon Lender's prior written consent. INTEREST PAYMENTS ARE LIMITED AS PER COMMITMENT LETTER DATED 12-14-98.

In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (a) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (b) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall been paid in full.

In order that Lender may establish its right to prove claims and recover for its own account dividends based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor's records as may pertain to the Subordinated Indebtedness, and execute such instruments as may be required by Lender to enable Lender to enforce all such claims and collect all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the

                             SUBORDINATION AGREEMENT
                                  (CONTINUED)                             PAGE 2
================================================================================

terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor where necessary), for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

CREDITOR'S NOTES. Creditor agrees to deliver to Lender, at Lender's request, all notes of Borrower to Creditor, or other evidence of the Subordinated Indebtedness, now held or hereafter acquire by Creditor, while this Agreement remains in effect. At Lender's request, Borrower also will execute and deliver to Creditor a promissory note evidencing any book account or claim now or hereafter owed by Borrower to Creditor, which note also shall be delivered by Creditor to Lender. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement.

CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (a) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement;
(b) this Agreement is executed at Borrower's request and not at the request of Lender; (c) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (d) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower.

CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (a) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (c) to resort for payment or to proceed directly or at once against any person, including Borrower; (d) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior Indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to
Creditor,  (a)  make  one or more  additional  secured  or  unsecured  loans  to
Borrower; (b) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (c) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (d) release, substitute, agree not to sue, or deal with an one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Lender chooses; (e) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (f) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine; and (g) assign this Agreement in whole or in part.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect. In the event of a corporate reorganization or corporate arrangement of Borrower under the provisions of the Bankruptcy Code, as amended, this Agreement shall remain in full force and effect and the court having jurisdiction over the reorganization or arrangement. Any default by Borrower under the terms of the Subordinated Indebtedness also shall be a default under the terms of the Superior Indebtedness to Lender.

DURATION AND TERMINATION. This Agreement will take effect when received by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to the section titled "Creditor's Notes" above need not be returned until this Agreement has no further force or effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement.

         APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the Commonwealth of Pennsylvania. If there is a lawsuit, Creditor and Borrower agree upon Lender's request to submit to the jurisdiction of the courts of Lawrence County, Commonwealth of Pennsylvania. Lender, Creditor and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender, Creditor or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. No provision contained in this Agreement shall be construed (a) as requiring Lender to grant to Borrower or to Creditor any financial assistance or other accommodations, or (b) as limiting or precluding Lender from the exercise of Lender's own judgment and discretion about amounts and times of payment in making loans or extending accommodations to Borrower.

         AMENDMENTS. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless made in writing and signed by Lender, Borrower, and Creditor.

         ATTORNEYS' FEES; EXPENSES. Creditor and Borrower agree to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Creditor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Creditor and Borrower also shall pay all court costs and such additional fees as may be directed by the court.

         SUCCESSORS. The Agreement shall extend to and bind the respective heirs, personal representatives, successors and assigns of the parties to this Agreement, and the covenants of Borrower and Creditor respecting subordination of the Subordinated Indebtedness in favor of Lender shall extend to, include, and be enforceable by any transferee or endorsee to whom Lender may transfer any or all of the Superior Indebtedness.

         WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

                             SUBORDINATION AGREEMENT
                                   (CONTINUED)                            PAGE 3
================================================================================

BORROWER AND CREDITOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED AS OF 12/23/98.

THIS AGREEMENT HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

BORROWER:

International Plastics and Equipment Corp.

By: /S/ JOSEPH GIODANO, JR.   (SEAL)      By: /s/ CHARLES J. LONG, JR.  (SEAL)
    -------------------------                 -------------------------
    Joseph Giordano, Jr., President           Charles J. Long, Jr., Secretary/
                                                                    Treasurer

ATTEST:

/s/ CHARLES J. LONG, JR.                                 (Corporate Seal)
--------------------------------
Secretary or Assistant Secretary

CREDITOR:

Charles J. Long, Jr.

By: /S/ CHARLES J. LONG, JR.     (SEAL)
    ----------------------------

                               COMMERCIAL GUARANTY
================================================================================

Borrower: International Plastics and     Lender:  FIRST WESTERN BANK, NATIONAL
          Equipment Copr.                         ASSOC
          R.D. #3, Box 7A                         COMMERCIAL LOAN DEPARTMENT
          PO Box 5311                             101 EAST WASHINGTON STREET
          New Castle, PA 16105                    NEW CASTLE, PA  16101

Creditor: Joseph Giordano, Jr. and Beth Lynn Giordano
          R.R. #1, Box 610, Phillips School Road
          New Wilmington, PA  16142-9547
--------------------------------------------------------------------------------


AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS EIGHT MILLION SEVEN HUNDRED SEVENTY TWO THOUSAND & 00/100 DOLLARS ($8,772,000.00).

GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, JOSEPH GIORDANO, JR. AND BETH LYNN GIORDANO ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEE AND PROMISE TO PAY, JOINTLY AND SEVERALLY, TO FIRST WESTERN BANK, NATIONAL ASSOCIATION ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF INTERNATIONAL PLASTICS AND EQUIPMENT CORP. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

         BORROWER.   The  word  "Borrower"  means  International   Plastics  and
         Equipment Corp..

         GUARANTOR. The word "Guarantor" means Joseph Giordano, Jr. and Beth Lynn Giordano, who are signing this Guaranty jointly and severally.

         GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated 12-23-98.

         INDEBTEDNESS. The word "Indebtedness" means the Note, including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (e) all collection costs and expenses relating to the Note or to any collateral for the Note. Collection costs and expenses include without limitation all of Lender's attorneys' fees and Lender's legal expenses, whether or not suit is instituted, and attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.

         LENDER.   The  word  "Lender"   means  FIRST  WESTERN  BANK,   NATIONAL
         ASSOCIATION, its successors and assigns.

         NOTE. The word "Note" means the promissory note or credit agreement dated 12-23-98, in the original principal amount of $7,398,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $8,772,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY. ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness within the limits set forth in the preceding section of this Guaranty. The obligations of Guarantors shall be joint and several. Lender may proceed against any of the Guarantors individually, against any group of Guarantors, or against all the Guarantors in one action, without affecting the right of Lender to proceed against other Guarantors for amounts that are covered by this Guaranty. Any inability of Lender to proceed against any Guarantor (whether caused by actions of a Guarantor or of Lender) will not affect Lender's right to proceed against any or all remaining Guarantors for all or part of the amounts covered by this Guaranty.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender,

                               COMMERCIAL GUARANTY
                                  (CONTINUED)                             PAGE 2
================================================================================

sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against
Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the indebtedness; (d) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the Commonwealth of Pennsylvania. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Lawrence County, Commonwealth of Pennsylvania. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's REASONABLE costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses

                               COMMERCIAL GUARANTY
                                   (CONTINUED)                            PAGE 3
================================================================================

         whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

         INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GUARANTOR(S) FINANCIAL STATEMENTS. Guarantor(s) continually represent and warrant to Lender that each financial statement of Guarantor supplied to Lender does and will truly and completely disclose Guarantor's financial condition as of the date of the statement, and there has been no material adverse change in Guarantor's financial condition subsequent to the date of the most recent financial statement supplied to Lender and Guarantor(s) has no material contingent obligations except disclosed in such financial statements. Guarantor(s) covenant and agree with Lender that, while this Agreement is in effect, Guarantor(s) will furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Guarantor(s) personal financial statement and Federal Tax Return for the year ended, complied by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with general accepted accounting principles, applied on a consistent basis, and certified by Guarantor(s) as being true and correct..

ADDITION TO GUARANTOR'S WAIVERS. Guarantor hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any Guarantor hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statue, under common law or otherwise.

AGREEMENT TO LIMIT GUARANTEE. Joseph Giordano, Jr. and Beth Lynn Giordano's guarantee excludes their interest in Valley View Apaprtments. Charles J. Long and Cynthia L. Long's guarantee excludes their interest in Hacker's, Inc. said guarantees shall be released upon company achieving a 1.30x or greater debt service coverage ratio, a minimum tangible net worth, including debt subordinated to Lender of $2,000,000.00 and a debt to worth plus sub-debt ratio of 1.50 : 1.0 or less based upon fiscal year end certified public accountant prepared financial statements. If any one of the aforementioned covenants are violated at any time while a loan balance to Borrower is still outstanding with Lender, said guarantees shall then be in full force and effect.

CONFESSION OF JUDGMENT. GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR GUARANTOR AFTER A DEFAULT UNDER THIS GUARANTY, AND WITH OR WITHOUT COMPLAINT FILED, AS OF ANY TERM, CONFESS OR ENTER JUDGMENT AGAINST GUARANTOR FOR THE ENTIRE PRINCIPAL BALANCE OF THIS GUARANTY, ALL ACCRUED INTEREST, LATE CHARGES, AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THE
INDEBTEDNESS TOGETHER WITH INTEREST ON SUCH AMOUNTS, TOGETHER WITH COSTS OF SUIT, AND REASONABLE ATTORNEY'S COMMISSION AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS GUARANTY OR A COPY OF THIS GUARANTY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS GUARANTY TO CONFESS JUDGMENT AGAINST GUARANTOR SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS GUARANTY. GUARANTOR HEREBY WAIVES ANY RIGHT GUARANTOR MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, EXCEPT ANY NOTICE AND/OR HEARING REQUIRED UNDER APPLICABLE LAW WITH RESPECT TO EXECUTION OF THE JUDGMENT, AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO GUARANTOR'S ATTENTION OR GUARANTOR HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED 12/23/98.

THIS GUARANTY HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

GUARANTOR:

                               COMMERCIAL GUARANTY
                                   (CONTINUED)                            PAGE 4
================================================================================


X /s/ JOSEPH GIORDANO, JR.    (SEAL)       X /s/ BETH LYNN GIORDANO       (SEAL)
  ---------------------------------          -----------------------------------
  Joseph Giordano, Jr.                       Beth Lynn Giordano

Signed, acknowledged and delivered in the presence of:

X /s/ JOHN D. KLINE
  ------------------------------------

X
  -----------------------------------------

                               COMMERCIAL GUARANTY
================================================================================

Borrower: International Plastics and    Lender:  FIRST WESTERN BANK, NATIONAL
          Equipment Corp.                        ASSOC
          R.D. #3, Box 7A                        COMMERCIAL LOAN DEPARTMENT
          PO Box 5311                            101 EAST WASHINGTON STREET
          New Castle, PA 16105                   NEW CASTLE, PA  16101

Creditor: Charles J. Long, Jr. and Cynthia L. Long
          R.R. #4, Box 62A
          New Castle, PA  16101
--------------------------------------------------------------------------------


AMOUNT OF GUARANTY. THE PRINCIPAL AMOUNT OF THIS GUARANTY IS EIGHT MILLION SEVEN HUNDRED SEVENTY TWO THOUSAND & 00/100 DOLLARS ($8,772,000.00).

GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, JOSEPH GIORDANO, JR. AND BETH LYNN GIORDANO ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEE AND PROMISE TO PAY, JOINTLY AND SEVERALLY, TO FIRST WESTERN BANK, NATIONAL ASSOCIATION ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF INTERNATIONAL PLASTICS AND EQUIPMENT CORP. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

         BORROWER.   The  word  "Borrower"  means  International   Plastics  and
         Equipment Corp..

         GUARANTOR. The word "Guarantor" means Joseph Giordano, Jr. and Beth Lynn Giordano, who are signing this Guaranty jointly and severally.

         GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated 12-23-98.

         INDEBTEDNESS. The word "Indebtedness" means the Note, including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (e) all collection costs and expenses relating to the Note or to any collateral for the Note. Collection costs and expenses include without limitation all of Lender's attorneys' fees and Lender's legal expenses, whether or not suit is instituted, and attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.

         LENDER.   The  word  "Lender"   means  FIRST  WESTERN  BANK,   NATIONAL
         ASSOCIATION, its successors and assigns.

         NOTE. The word "Note" means the promissory note or credit agreement dated 12-23-98, in the original principal amount of $7,398,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $8,772,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY. ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness within the limits set forth in the preceding section of this Guaranty. The obligations of Guarantors shall be joint and several. Lender may proceed against any of the Guarantors individually, against any group of Guarantors, or against all the Guarantors in one action, without affecting the right of Lender to proceed against other Guarantors for amounts that are covered by this Guaranty. Any inability of Lender to proceed against any Guarantor (whether caused by actions of a Guarantor or of Lender) will not affect Lender's right to proceed against any or all remaining Guarantors for all or part of the amounts covered by this Guaranty.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FAIL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender,

                               COMMERCIAL GUARANTY
                                   (CONTINUED)                            PAGE 2
================================================================================

sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against
Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the indebtedness; (d) any right to claim discharge of the indebtedness on the basis of unjustified impairment of any collateral for the indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the Commonwealth of Pennsylvania. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Lawrence County, Commonwealth of Pennsylvania. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's REASONABLE costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses


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                               COMMERCIAL GUARANTY
                                   (CONTINUED)                            PAGE 3
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         whether or not there is a lawsuit,  including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

         INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GUARANTOR(S) FINANCIAL STATEMENTS. Guarantor(s) continually represent and warrant to Lender that each financial statement of Guarantor supplied to Lender does and will truly and completely disclose Guarantor's financial condition as of the date of the statement, and there has been no material adverse change in Guarantor's financial condition subsequent to the date of the most recent financial statement supplied to Lender and Guarantor(s) has no material contingent obligations except disclosed in such financial statements. Guarantor(s) covenant and agree with Lender that, while this Agreement is in effect, Guarantor(s) will furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Guarantor(s) personal financial statement and Federal Tax Return for the year ended, complied by a certified public accountant satisfactory to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with general accepted accounting principles, applied on a consistent basis, and certified by Guarantor(s) as being true and correct..

ADDITION TO GUARANTOR'S WAIVERS. Guarantor hereby waives any claim, right or remedy which such Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by any Guarantor hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statue, under common law or otherwise.

AGREEMENT TO LIMIT GUARANTEE. Joseph Giordano, Jr. and Beth Lynn Giordano's guarantee excludes their interest in Valley View Apaprtments. Charles J. Long and Cynthia L. Long's guarantee excludes their interest in Hacker's, Inc. said guarantees shall be released upon company achieving a 1.30x or greater debt service coverage ratio, a minimum tangible net worth, including debt subordinated to Lender of $2,000,000.00 and a debt to worth plus sub-debt ratio of 1.50 : 1.0 or less based upon fiscal year end certified public accountant prepared financial statements. If any one of the aforementioned covenants are violated at any time while a loan balance to Borrower is still outstanding with Lender, said guarantees shall then be in full force and effect.

CONFESSION OF JUDGMENT. GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR GUARANTOR AFTER A DEFAULT UNDER THIS GUARANTY, AND WITH OR WITHOUT COMPLAINT FILED, AS OF ANY TERM, CONFESS OR ENTER JUDGMENT AGAINST GUARANTOR FOR THE ENTIRE PRINCIPAL BALANCE OF THIS GUARANTY, ALL ACCRUED INTEREST, LATE CHARGES, AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THE
INDEBTEDNESS TOGETHER WITH INTEREST ON SUCH AMOUNTS, TOGETHER WITH COSTS OF SUIT, AND REASONABLE ATTORNEY'S COMMISSION AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS GUARANTY OR A COPY OF THIS GUARANTY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS GUARANTY TO CONFESS JUDGMENT AGAINST GUARANTOR SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS GUARANTY. GUARANTOR HEREBY WAIVES ANY RIGHT GUARANTOR MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, EXCEPT ANY NOTICE AND/OR HEARING REQUIRED UNDER APPLICABLE LAW WITH RESPECT TO EXECUTION OF THE JUDGMENT, AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO GUARANTOR'S ATTENTION OR GUARANTOR HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED 12/23/98.

THIS GUARANTY HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

GUARANTOR:



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                               COMMERCIAL GUARANTY
                                   (CONTINUED)                            PAGE 4
================================================================================


X /s/ CHARLES J. LONG, JR.      (SEAL)       X /s/ CYNTHIA L. LONG       (SEAL)
  ------------------------------------         ---------------------------------
  Charles J. Long, Jr.                         Cynthia L. Long

Signed, acknowledged and delivered in the presence of:

X /s/ JOHN D. KLINE
  ------------------------------------

X
  ------------------------------------